FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

         FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND
                                  (the "Fund")

                      SUPPLEMENT DATED SEPTEMBER 29, 2014

                    TO THE PROSPECTUS DATED MAY 1, 2014 AND
             STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2014,
                     AS SUPPLEMENTED ON SEPTEMBER 25, 2014

           IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT OBJECTIVE

      Notwithstanding anything to the contrary in the prospectus or statement of additional information for First Trust Exchange-Traded AlphaDEX(R) Fund II, with respect to the Fund set forth above, the Fund will seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Developed Markets ex-US Small Cap Index (the "New Index"). Currently, the Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Developed Markets ex-US Small Cap Index (the "Index"). The Fund will begin tracking the New Index on or about April 14, 2015, the second scheduled rebalance and reconstitution of the Index and the New Index. The New Index is a modified equal-dollar weighted index calculated by The NASDAQ OMX Group, Inc. based on select small cap securities from the NASDAQ Developed Markets ex-US Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Accordingly, the Fund's Index Provider will change to NASDAQ.


          PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND'S PROSPECTUS AND
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE